Page 21 of 83 Pages

                                    EXHIBIT C

                             JOINT FILING AGREEMENT

                  The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of Integra LifeSciences Corporation dated April 8, 1999 is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.

Date:  April 8, 1999
                                   QUANTUM INDUSTRIAL PARTNERS LDC


                                   By:  /S/ SEAN C. WARREN
                                        ----------------------------------------
                                        Sean C. Warren
                                        Attorney-in-Fact


                                   QIH MANAGEMENT INVESTOR, L.P.

                                   By:      QIH Management, Inc.,
                                            its General Partner


                                            By:   /S/ SEAN C. WARREN
                                                  ------------------------------
                                                  Sean C. Warren
                                                  Vice President


                                   QIH MANAGEMENT, INC.


                                   By:  /S/ SEAN C. WARREN
                                        ----------------------------------------
                                        Sean C. Warren
                                        Vice President


                                   SOROS FUND MANAGEMENT LLC


                                   By:  /S/ SEAN C. WARREN
                                        ----------------------------------------
                                        Sean C. Warren
                                        Managing Director

                                   GEORGE SOROS


                                   By:  /S/ SEAN C. WARREN
                                        ----------------------------------------
                                        Sean C. Warren
                                        Attorney-in-Fact





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                                                             Page 22 of 83 Pages




                                  STANLEY F. DRUCKENMILLER


                                   By:  /S/ SEAN C. WARREN
                                        ----------------------------------------
                                        Sean C. Warren
                                        Attorney-in-Fact